EXHIBIT D(1)

                                    ADDENDUM
                                    --------

      Addendum made this 30th day of December,1998, regarding two certain agreements, one of which was as of April 22, 1998, by and between Anhui Liu An Beer Company Ltd., a Peoples' Republic of China corporation ("Anhui") and Victoria Beverage Company Limited, an Isle of Man corporation ("Victoria") (the "Brewery Purchase Contract") and one of which was as of April 27, 1998 by and between China Food & Beverage Company, a Nevada corporation ("China"), Calder Investments Limited, a British Virgin Islands corporation ("Calder") and Li, Lin Hu, an individual citizen of the People's Republic of China ("Li Lin Hu") (the "Victoria Stock Purchase Contract");

      WHEREAS, Victoria purchased 55% of Anhui Haodun Brewery Co., Ltd. in the Brewery Purchase Contract and pursuant to such purchase issued a promissory note in the amount of $10,500,000 to Anhui; and

      WHEREAS, China purchased from the owners of Victoria all of the issued and outstanding stock of Victoria for a debenture in the face amount of $21,000,000 (the "Debenture"); and

      WHEREAS, China intends to convert the Debenture into shares of China's common stock as per paragraph 2 of the Victoria Stock Purchase Contract.; and

      WHEREAS, China, Calder, Li Lin Hu and Anhui wish to memorialize their understandings of the distribution of the stock issued by China on conversion to Anhui in full settlement of the outstanding promissory note.

      NOW, THEREFORE, in consideration of the premises and promises contained herein the signatory parties agree hereto as follows:

      1. Li Lin Hu and Calder herewith and hereby waive the requirements set forth in paragraph 2 of the Victoria Stock Purchase Contract that the conversion of the China Debenture may occur at China's option only if China's common stock traded for 10 consecutive days at a high bid price of $5.00. Pursuant to this waiver, Li Lin Hui and Calder agree that China may convert the Debenture if China's common stock closed for one consecutive day at a high bid price of $5.00.

      2. China herewith and hereby converts the issued and outstanding Debenture in face amount of $21,000,000 in favor of Li Lin Hui and Calder into 4,200,000 shares of common stock of which 2,100,000 are to be registered in the name of Li Lin Hui and 2,100,000 are to be registered in the name of Calder.

      3. Li Lin Hui, Anhui and Calder, specifically acknowledging the Brewery Purchase Contract and, recognizing that Anhui is owed the sum of $10,500,000 by promissory note and desiring to satisfy the terms of such promissory note, agree that each of Li Lin Hui and Calder shall cause 1,050,000 shares of China common stock owned by them to be transferred to Anhui so that Anhui will have received 2,100,000 shares of China common stock with a present value of $10,500,000 and Anhui agrees to return to Victoria the original promissory note in its possession and further agrees to waive all interest due and payable pursuant to the promissory note having accepted 2,100,000 shares of China common stock in full settlement of all obligations of compensation due to Anhui by the Brewery Purchase Contract.

      4. All representations preceding herewith shall survive the Closing.

      5. This Agreement may be signed in one or more counterparts.

      6. This Agreement shall be construed under the laws of the State of New York.


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

         IN WITNESS WHEREOF, the parties have set their hands and seal the first day, month and year above written.



                        VICTORIA BEVERAGE COMPANY LIMITED


                        By:    /s/ Nicole Hewson
                        ---------------------------------
                               Nicole Hewson, Director


                        ANHUI LIU AN BEER COMPANY LTD.


                        By:    /s/ Si Yi Zhong
                        ---------------------------------
                               Si Yi Zhong, President


                        CHINA FOOD & BEVERAGE COMPANY


                        By:    /s/ James Tilton
                        ---------------------------------
                               James Tilton, President


                               /s/ Li, Lin Hu
                        ---------------------------------
                               LI, LIN HU


                        CALDER INVESTMENTS LIMITED


                        By:    /s/ Joanna Redmayne
                        ---------------------------------
                               Joanna Redmayne, Director


                                       24